UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2022

Rush Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 302-5200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	RUSHA	Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	RUSHB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

Effective November 30, 2022, Rush Enterprises, Inc. (the “Company”) and certain of its subsidiaries (the Company and such subsidiaries collectively, “Rush”) entered into the First Amendment to Credit Agreement (the “First Amendment”) with each of the lenders party thereto (the “Lenders”) and Wells Fargo Bank, N.A., as Administrative Agent (the “Administrative Agent”), which amended that certain Credit Agreement, dated as of September 14, 2021, among Rush, the Lenders and Administrative Agent.

Pursuant to the terms of the First Amendment, the Credit Agreement was amended to reduce the total loan commitment from $250 million to $175 million. In addition, certain other provisions of the Credit Agreement were modified to reflect the Company’s acquisition of an additional 30% equity interest in Rush Truck Centres of Canada Limited in May 2022 that increased the Company’s equity interest to 80%.

The foregoing description is qualified in its entirety by reference to the full text of the First Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 8.01         Other Events.

On November 28, 2022, the Company issued a press release announcing that the Company’s Board of Directors approved a new stock repurchase program authorizing the Company to repurchase up to an aggregate of $150 million of its shares of Class A common stock, $.01 par value per share, and/or Class B common stock, $.01 par value per share. The new stock repurchase program became effective on December 1, 2022, and replaced the Company’s previous $100 million stock repurchase program that was terminated effective December 1, 2022.

A copy of the press release announcing the new stock repurchase program is attached to this report as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.         Description

Exhibit 10.1         First Amendment to Credit Agreement, dated as of November 30, 2022 by and among the Company and certain of its subsidiaries, the Lenders party thereto and Wells Fargo Bank N.A., as Administrative Agent

Exhibit 99.1         Rush Enterprises, Inc. press release dated December 2, 2022

Exhibit 104         Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

Dated: December 2, 2022	By:	/s/ Michael Goldstone
Michael Goldstone
Vice President, General Counsel and Corporate Secretary